Short-term restricted deposits	12 Months Ended
Dec. 31, 2015
Short-term restricted deposits [Abstract]
Short-term restricted deposits
Note 4 - Short-term restricted deposits

The Company’s obligations to Bank Mizrahi in connection with the issuance of the appeal bond in March 2015, are secured by restricted deposits in the amount of approximately $7,875 as well as by a lien on its facility in Israel and a floating charge on its assets. The appeal bond will expire in September 2016, but will be cancelled, and the restrictions upon the deposits will be removed, upon payment of the liability in respect of the litigation loss. The liability is expected to be paid in March 2016.